ElephantTalk

NYSE MKT: ETAK

Investor Presentation, September 2014

Safe Harbor Statement

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. Forward-looking statements are based largely on expectations and projections about events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements can be identified by terminology such as "anticipate," "believe," "could," "could increase the likelihood," "estimate," "expect", "intend," "is planned," "may," "should," "will," "will enable," "would be expected," "look forward," "may provide," "would" or similar terms, variations of such terms or the negative of those terms. Elephant Talk's actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance on such forward-looking statements. This presentation includes annualized revenue models and pro forma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward-looking statements include the risks and uncertainties disclosed in Elephant Talk's filings with the SEC. Elephant Talk's filings with the SEC are accessible on the SEC's website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward-looking statements.

Elephant Talk: Leading vendor/provider of
Mobile Software DNA® 2.0 Platform and Security Services

Mission:

- To provide an end-to-end service portfolio **enabling** and **securing** data in the mobile cloud

Vision:

- We **empower** Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) by providing:
  - Tier One, innovative, on premise or cloud based, outsourced mobile communications **infrastructure**
  - Full suite of **off-the-shelf** Services & Features
  - Full range of MNO & MVNO **support** services
  - All required third party **interfaces**
- **Cyber Security Technology** - We enable organizations to **secure** all **cloud, electronic based** customer financial transaction channels in a **single platform**

Investment Highlights
Proprietary Integrated Mobile & Security Software

- **Proprietary (Company-owned Code) software cloud-based mobile telecommunications, identity & access management and world-class mobile transactions security**
- **Attractive Business Models:**
  - Monthly recurring revenue subscription and transaction-based;
  - High-margin, high-growth mobile & security solutions.
- **Inflection Points:**
  - Strong operating momentum for both Mobile & Security Software Businesses in 2014 and beyond.
- **Signed agreement with HP to collaborate on global sales opportunities**
- **Mobile & Security Business Revenue Growth:**
  - (2011) $5.8M → (2012) $11.7M → (2013) $19.3M → (TTM Q2 2014) $24.1M
- **Margins*:**
  - (2011) 11% → (2012) 29% → (2013) 68.7% → (TTM Q2 2014) 84.0%
  - **Quarterly Margin*** increased almost 4x over the last 2 years ($1.7M → $6.1M)
  - Q2 of 2014 our margin* was 88%, the highest level to date.

* Margin = revenues minus cost of service

Revenue Development

99% of Revenue is High Margin Mobile & Security Solution after Transition from Low Margin Landline Business


Mobile & Security Revenue Contribution
$2.8
$5.8
$11.7
$13.1
$14.8
$16.9
$19.2
$21.7
$24.1
2010
2011
2012
LTM-Q113
LTM-Q213
LTM-Q313
LTM-Q413
LTM-Q114
LTM-Q214


Quarterly Mobile & Security Revenue Mix
(% of Total Revenue)
Material improvement over last several quarters
28%
39%
44%
52%
59%
89%
96%
98%
98%
99%
1Q-2012
2Q-2012
3Q-2012
4Q-2012
1Q-2013
2Q-2013
3Q-2013
4Q-2013
1Q-2014
2Q-2014

LTM = Last Twelve Month

Revenue Development

Legacy Landline vs. Mobile & Security Solutions



8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Million
$2.4
$6.2
$6.9
$0.0
1Q-2012
2Q-2012
3Q-2012
4Q-2012
1Q-2013
2Q-2013
3Q-2013
4Q-2013
1Q-2014
2Q-2014
Mobile & Security Solutions
Legacy Landline

Positive Margin Development

Driven by Growth of Mobile & Security Results

Quarterly Gross Margin ($)



$1.7
$1.9
$2.1
$2.7
$3.0
$3.5
$4.1
$5.0
$5.5
$6.1
1Q-2012
2Q-2012
3Q-2012
4Q-2012
1Q-2013
2Q-2013
3Q-2013
4Q-2013
1Q-2014
2Q-2014

Quarterly Gross Margin (%)



19.7%
26.8%
31.3%
39.4%
46.2%
70.7%
79.2%
82.5%
84.8%
88.0%
1Q-2012
2Q-2012
3Q-2012
4Q-2012
1Q-2013
2Q-2013
3Q-2013
4Q-2013
1Q-2014
2Q-2014

Yearly/LTM Gross Margin ($)



$2.0
$3.5
$8.4
$9.7
$11.4
$13.4
$15.7
$18.1
$20.7
2010
2011
2012
LTM-Q113
LTM-Q213
LTM-Q313
LTM-Q413
LTM-Q114
LTM-Q214

Yearly/LTM Gross Margin (%)



5.5%
10.9%
28.7%
35.8%
45.2%
56.7%
68.7%
79.8%
84.0%
2010
2011
2012
LTM-Q113
LTM-Q213
LTM-Q313
LTM-Q413
LTM-Q114
LTM-Q214

Over the past several quarters, margin has been trending upward as we transitioned to high margin mobile and security business lines

LTM = Last Twelve Month

Elephant Talk Communications Corp.

Fiscal Year End:	December 31st
NYSE MKT:	ETAK
Stock Price (8/29/14):	$0.96
52 Week Trading Range:	$0.53 - $1.79
Shares Outstanding: (6/30/14)	146.5 million
Market Cap: (6/30/14)	$141.2 million
Average Daily Volume (3 Month):	297,000
Revenue (TTM):	$24.6 million
Gross Profit (TTM):	$20.7 million

Recent Events*

Ovum White Paper, August 26 2014

"Virtualized mobile service platforms, supported by SDN and NFV technologies, can provide flexibility, scalability and cost savings operators need to deliver value."

"Elephant Talk has taken the first step along a path to NFV and SDN, delivering capabilities that MNOs, MVNOs, MVNEs and MVNAs need today."

"Ovum sees Elephant Talk Software DNA® 2.0 Platform, especially with its integration of core network functions, as a more complete solution than platforms available from many specialist vendors in the mobile services market."

7/31/14 - Signs agreement to collaborate on global sales with HP

8/11/14 - Nominates Mr. Jaime Bustillo and Dr. Francisco Ros as New Candidates for its Board of Directors

8/12/14 – Adjusted EBITDA Increased to Approximately $553,000 and Quarter Margins Reach 88% on $6.9 Million of Revenue

8/21/14 - Completes Next Migration of Iusacell Subscribers Mexico

* Dates denote press release dates. Please refer to SEC fillings for specific contract/agreement dates.

Elephant Talk Philosophy:
A Network without Borders & Limitations

- **IT as enabling factor**, minimizing users complexity and maximizing controllability, **customized and flexible,** combined with **cutting edge security**
- **Deep understanding** of the mobile eco system
- **Ownership of critical components:** each module for highest efficiency cooperation
- **In control,** not relying on external vendors: ability to really offer **end-to-end responsibility**
- **Creation of virtualized processing environments** that can run modules parallel in **real time**
- Development of (geo)redundant processing platforms with **huge processing** and **storage power**
- **Mobile Software DNA® 2.0 Architecture:** Ovum Study: "ET's Software DNA 2.0® Platform Offers a more Complete Solution than Many Specialist Vendors in the Mobile Services Market."
- **Steering through a single interface** for multiple modules/sites/countries.
- **Global sales agreement with HP**

Key clients/partners include Vodafone (Spain), Zain (Saudi Arabia), Iusacell (Mexico) and HP

Elephant Talk Platform Components

Verticals seamlessly combine any module clients need

ElephantTalk

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-.Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

ElephantTalk

ValidSoft
SECURING TRANSACTIONS

Security Problems and Opportunities



Security today means friction and lost business
90%
cross border card transactions blocked are false positives
68%
average online shopping cart abandonment rate
As we move mobile a multi-channel approach is vital
$707 Billion
retail payments on mobile/tablets by 2018
6.2
average number of channels consumers use for banking
Threats always changing and scaling
160 million
details stolen in 7 year data breach
40 million
credit & debit cards stolen in Target data breach

ValidSoft Secures Transactions

- By authenticating the user and ensuring their device is trusted, ValidSoft offers a strong security and low user friction solution.



Visible & invisible layers
Multi-channel
Mobile, phone, card, browser transactions
Private
Strong data and privacy
User focus
Natural
Personal Comfort
Flexible
Real-time for changing threats
Trusted Device
Authenticated User

Our Multi-factor Authentication Approach


PASSWORD/PIN?
SOMETHING YOU KNOW
A challenge, PIN, password or personal data
SOMETHING YOU HAVE
A personal device - phone/tablet/PC
User Authentication
Device Trust
SOMETHING YOU ARE
Voice Biometrics - natural and personal
SOMEWHERE YOU ARE/NOT
Anonymous correlation of device to transaction

ElephantTalk

ValidSoft
SECURING TRANSACTIONS

Some of ValidSoft's clients and the industries it serves

FICO

Santander

Cumberland
Building Society

NEWCASTLE
PERMANENT
Here for good.


Financial Services
E-Banking
E-Commerce
International Transactions
Government
Public Services
Tax & Benefits
Digital Identity
Data Access
Medical & Pensions
Business Automation
Password Reset
Telephone Access
Remote Access
Call Centres

ValidSoft Voice Biometrics

The ideal balance of security, privacy and user experience

- Nothing to remember or to write down: Ease of use & security
- Natural and personal
- Cost effective and low friction – just speak!
- Backed by research – ValidSoft rated as a leading commercial engine by **NIST** (National Institute of Standards and Technology – USA Government)
- Flexible business logic that balances risk versus user experience versus security

Voice biometrics value is increasing:

- **Constant data access** – consumers want to access data wherever they are, 24/7.
- **Multi-channel world** – voice is the only biometric that can work across multiple channels: call centres, mobile, online, telephone.
- **Proven value across industry** - potential for voice biometrics is enormous as not only does it improve the level of security but also enhances customer experience & privacy.

Elephant Talk Communications Corp.

Financial and Business Model Discussion

Business Summary

Growing Fast, Strong Pipeline, World Class Platform

Elephant Talk Communications Corp. Overview

- Recent contract wins in telecom and transactional security – positioned well for recurring revenue growth
  - Signed new 5 year contract with Vodafone Spain
- Strategic geographical focus: Americas, EMEA, Europe
- Strong pipeline of mobile telecoms and cloud security transactions
- World Class Mobile Cloud Management & Security Delivery Platform - unique product positioning
- Strong client & partner base for outsourcing services, including mobile and technology leaders as:
  - **Vodafone**
  - **Zain**
  - **Iusacell**
  - **HP**

Business Summary

Growing Fast, Strong Pipeline, World Class Platform

ValidSoft Overview

- World Class multi-layer, multi-factor authentication and transaction verification platform, custom-designed for the mobile world
- Only indigenous 4 Factor authentication solution in the world
- World Class Voice Biometrics capability (**NIST** tested), a key element assuring Cyber Security, custom-designed for the mobile world
- Only security software company accredited with **4 European Privacy Seals**
- Security transaction contracts awarded:
    - **Several UK banks executing plans for new FICO service powered by ValidSoft**
    - **Banco Santander**
    - **Newcastle Permanent Building Society**
    - **US Financial Institution**
    - **Leading UK Bank**
    - **Leading UK Building Society**

Monthly Recurring Revenue Business Model

Key factor in building up growing Revenue Base

- Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers:
  - From **Capex to Opex**, freeing up resources
  - From **Fixed to Variable Cost**; "pay as you go" model
  - From Complicated, Point Solutions to **One-Stop Shop Solutions**

Solution	Segment	Revenue Model	Average Pricing	Gross Margin
Managed Services	ElephantTalk	• Subscription-based	• $1.00 / month / subscriber	90+%
Managed Services + Airtime (Bundled Offering)	ElephantTalk	• Subscription-based	• $10.00 - $20.00 / month / subscriber	20+%
Transaction Verification	ValidSoft Redefining Fraud Prevention	• Transaction-based • Subscription-based	• $0.20-0.01 / verification • $0.30 - $0.50 / month / subscriber	60+%

Reducing Cash Burn Rate

Major Focus for the Company


EBITDA Adjusted *
Q4-'11 Q1-'12 Q2-'12 Q3-'12 Q4-'12 Q1-'13 Q2-'13 Q3-'13 Q4-'13 Q1-'14 Q2-'14
Millions
$1.0
$0.5
$0.0
($0.5)
($1.0)
($1.5)
($2.0)
($2.5)
($3.0)
($3.5)
($4.0)
($3.6)
($2.9)
($2.7)
($2.1)
($1.8)
($1.4)
($0.9)
($0.1)
$0.1
$0.3
$0.6

** Adjusted EBITDA is a non-GAAP measure*

We employ Adjusted EBITDA, defined as earnings before provision for income taxes, depreciation and amortization, stock-based compensation, interest income and (expenses), interest expense related to debt discount and conversion feature, change in fair value of conversion feature, loss on extinguishment of debt, changes in fair value of warrant liabilities, other income and (expense) and amortization of deferred financing costs. Adjusted EBITDA is included as a measure of our operating performance.

Recent Milestones

Getting to Operational Cash Flow Positive

Elephant Talk

- Signed Software DNA® contract with Iusacell in Mexican market:
  - *Migration of app. 1.75 million SIMs (Aug. 14)*
  - *Total migration of 8 million SIMs*
- Vodafone Enabler Spain Platform:
  - *Managing over 1.3 million SIMs, positioned to double SIMs over next 2 years*
  - *Signed 5 year contract in 2013.*
- Saudi Arabia: Axiom submitted for 1 of 3 MVNO licenses, with Axiom contracted to specifically use the network of Zain, another key ETAK managed services client.
- Agreement with HP for global sales.
- Ovum: "ET's Software DNA 2.0® Platform offers a more Complete Solution than many specialist vendors in Mobile Services Market."

ValidSoft

- SIM Swap Detection service with a leading global financial institution continues to grow with over 10M transactions processed
- Signed $1M+ contract with leading Building Society for our patented Authentication & Transaction Integrity solution: VALid®
- Opus Research identifies ValidSoft as a leader in the field of strong multifactor authentication for mobile commerce.
- ValidSoft recognised as a global leader in the field of Voice Biometrics in a recent edition of Biometrics Update.
- Awarded a 4th Privacy Seal by EuroPrise.
- FICO announced the launch of ValidSoft's proximity correlation service for card issuers.
- Signed an MOU with Syniverse.

Investment Highlights

Proprietary Integrated Mobile & Security Software

- **Attractive Business Models:**
  - Monthly recurring revenue subscription and transaction-based;
  - High-margin, high-growth mobile & security solutions
- **Their Inflection Points:**
  - Strong operating momentum for both Mobile & Security Software Business in 2014 and beyond.
- **Mobile and Security Business Revenue Growth:**
  - (2011) $5.8M → (2012) $11.7M → (2013) $19.3M → (TTM Q2 2014) $24.1M
- **Margins*:**
  - (2011) 11% → (2012) 29% → (2013) 68.7% → (TTM Q2 2014) 84.0%
  - **Quarterly Margin*** increased almost 4x over the last 2 years ($1.7M → $6.1M)
  - Q2 of 2014 our margin* was 88%, the highest level to date
- **Executed 5 year contract with Vodafone Spain in 2013**
- **Began execution of Iusacell contract**
- **Global Sales agreement with HP**
- **Insiders invested approximately $64M**: Invested $3.7M in March 2014 and converted a $3.0M 2013 loan in July 2014

* Margin = revenues minus cost of service

Contact Us

Corporate Headquarters:

Elephant Talk Communications Corp.
Cross Rock Place Executive Suites No. 102
3600 NW 138th,
Oklahoma City, OK , USA
(813) 926 8920

www.elephanttalk.com

Investor Relations:

- **Steve Gersten**
  steve@capmarketsgroup.com
- Phone: (813) 926-8920